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Exhibit Number 99.1

COMMUNITY HEALTH SYSTEMS, INC.

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

        I, WAYNE T. SMITH, state and attest that:

        1.    To the best of my knowledge, based upon a review of the covered reports of Community Health Systems, Inc., and, except as corrected or supplemented in a subsequent covered report:

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  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

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  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        2.    I have reviewed the contents of this statement with the Company's Audit and Compliance Committee.

        3.    In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

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  Annual Report on Form 10-K of Community Health Systems, Inc. for the twelve-months ended December 31, 2001, filed with the Commission;

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  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Community Health Systems, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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  any amendments to any of the foregoing.

/s/ WAYNE T. SMITH WAYNE T. SMITH, Chairman of the Board, President and Chief Executive Officer
Dated: August 6, 2002

        Subscribed and sworn to before me this 6th day of August, 2002.

/s/ SHARON D. HOLMES Notary Public

My Commission Expires: October 14, 2003

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COMMUNITY HEALTH SYSTEMS, INC. Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings